Income Taxes	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 14. INCOME TAXES

GE and GE Capital file a consolidated U.S. federal income tax return. This enables GE and GE Capital to use tax deductions and credits of one member of the group to reduce the tax that otherwise would have been payable by another member of the group. The GE Capital effective tax rate reflects the benefit of these tax reductions in the consolidated return. GE makes cash payments to GE Capital for tax reductions and GE Capital pays for tax increases at the time GE’s tax payments are due.

Our businesses are subject to regulation under a wide variety of U.S. federal, state and foreign tax laws, regulations and policies. Changes to these laws or regulations may affect our tax liability, return on investments and business operations.

THE GE Capital Exit Plan

In conjunction with the GE Capital Exit Plan, GE Capital will significantly reduce its non-U.S. assets while continuing to operate appropriately capitalized non-U.S. businesses with substantial assets related to GE Capital’s vertical financing businesses, Energy Financial Services, GECAS and Healthcare Equipment Finance. As a result of the GE Capital Exit Plan, GE Capital recognized a tax expense of $6,327 million in continuing operations during 2015. This primarily consisted of $3,548 million of tax expense related to the repatriation of excess foreign cash and the write-off of deferred tax assets of $2,779 million that will no longer be supported under this plan.

The repatriation of cash includes approximately $10 billion of foreign earnings that, prior to the approval of the GE Capital Exit Plan, were indefinitely reinvested in GE Capital’s international operations. GE Capital’s indefinitely reinvested earnings have also been reduced by charges recognized in connection with the disposition of international assets. The remainder of the indefinitely reinvested earnings will continue to be reinvested in the significant international base of assets that will remain after the GE Capital Exit Plan is fully executed. The write-off of deferred tax assets largely relates to our Treasury operations in Ireland where the tax benefits will no longer be apparent to be realized upon implementation of the GE Capital Exit Plan. These charges, which increase the 2015 Consolidated effective tax rate by 77.3 percentage points, are reported in the lines “Tax on global activities including exports”, and “All other-net” in the Reconciliation of U.S. federal statutory income tax rate to actual income tax rate.”

(BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2015	2014	2013

GE
Current tax expense	$3,307	$2,110	$4,238
Deferred tax expense (benefit) from temporary differences	(1,800)	(476)	(2,571)
	1,506	1,634	1,667
GE Capital
Current tax expense (benefit)	2,796	(455)	521
Deferred tax expense (benefit) from temporary differences	2,183	(406)	(969)
	4,979	(861)	(448)
Consolidated
Current tax expense	6,103	1,655	4,759
Deferred tax expense (benefit) from temporary differences	383	(882)	(3,540)
Total	$6,485	$773	$1,219

CONSOLIDATED EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

(In millions)	2015	2014	2013

U.S. earnings	$(309)	$3,176	$6,066
Non-U.S. earnings	8,495	7,087	3,034
Total	$8,186	$10,263	$9,100

CONSOLIDATED (BENEFIT) PROVISION FOR INCOME TAXES

(In millions)	2015	2014	2013

U.S. Federal
Current	$1,549	$(122)	$2,005
Deferred	492	261	(2,571)
Non - U.S.
Current	4,867	2,035	2,703
Deferred	(121)	(982)	(1,004)
Other	(302)	(419)	86
Total	$6,485	$773	$1,219

RECONCILIATION OF U.S. FEDERAL STATUTORY INCOME TAX RATE TO ACTUAL INCOME TAX RATE

	Consolidated			GE			GE Capital
	2015	2014	2013	2015	2014	2013	2015	2014	2013

U.S. federal statutory income tax rate	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%	35.0%
Increase (reduction) in rate resulting from
inclusion of after-tax earnings of GE Capital in
before-tax earnings of GE	-	-	-	82.4	(4.8)	(2.6)	-	-	-
Tax on global activities including exports(a)	54.1	(17.7)	(11.4)	(52.8)	(12.0)	(7.4)	(224.5)	(72.0)	(126.9)
U.S. business credits(b)	(4.7)	(3.3)	(4.9)	(4.1)	(1.0)	(2.6)	9.2	(34.5)	(74.3)
All other – net(c)	(5.2)	(6.5)	(5.3)	(14.2)	(2.5)	(4.9)	(1.5)	(55.9)	(1.0)
	44.2	(27.5)	(21.6)	11.3	(20.3)	(17.5)	(216.8)	(162.4)	(202.2)
Actual income tax rate	79.2%	7.5%	13.4%	46.3%	14.7%	17.5%	(181.8)%	(127.4)%	(167.2)%

  Included 2.9% and 2.7% in consolidated and GE, respectively, related to repatriation of prior year’s non-U.S. earnings in 2013.
  U.S. general business credits, primarily the credit for manufacture of energy efficient appliances, the credit for energy produced from renewable sources, the advanced energy project credit and the credit for research performed in the U.S.
  Included (4.2)% and (10.6)% in consolidated and GE, respectively, related to deductible stock losses in 2015. Also includes, for each period, the expense or (benefit) for “Other” taxes reported above in the consolidated (benefit) provision for income taxes, net of 35% federal effect.

UNRECOGNIZED TAX POSITIONS

Annually, we file over 5,500 income tax returns in over 300 global taxing jurisdictions. We are under examination or engaged in tax litigation in many of these jurisdictions. During 2015, the Internal Revenue Service (IRS) completed the audit of our consolidated U.S. income tax returns for 2010-2011, except for certain issues that remain under examination. During 2013, the IRS completed the audit of our consolidated U.S. income tax returns for 2008-2009, except for certain issues that remain under examination. In addition, certain other U.S. tax deficiency issues and refund claims for previous years were unresolved. The IRS has disallowed the tax loss on our 2003 disposition of ERC Life Reinsurance Corporation. We have contested the disallowance of this loss. It is reasonably possible that the unresolved items could be resolved during the next 12 months, which could result in a decrease in our balance of “unrecognized tax benefits” – that is, the aggregate tax effect of differences between tax return positions and the benefits recognized in our financial statements. We believe that there are no other jurisdictions in which the outcome of unresolved issues or claims is likely to be material to our results of operations, financial position or cash flows. We further believe that we have made adequate provision for all income tax uncertainties. Resolution of audit matters, including the IRS audit of our consolidated U.S. income tax returns for 2008-2011, reduced our 2015 and 2013 consolidated income tax rates by 4.4 and 1.9 percentage points, respectively.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months were:

UNRECOGNIZED TAX BENEFITS

December 31 (In millions)	2015	2014

Unrecognized tax benefits	$6,778	$5,619
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	4,723	4,059
Accrued interest on unrecognized tax benefits	805	807
Accrued penalties on unrecognized tax benefits	98	103
Reasonably possible reduction to the balance of unrecognized tax benefits
in succeeding 12 months	0-700	0-900
Portion that, if recognized, would reduce tax expense and effective tax rate(a)	0-200	0-300

(a) Some portion of such reduction may be reported as discontinued operations.

UNRECOGNIZED TAX BENEFITS RECONCILIATION

(In millions)	2015	2014

Balance at January 1	$5,619	$5,816
Additions for tax positions of the current year	720	234
Additions for tax positions of prior years	1,296	673
Reductions for tax positions of prior years	(754)	(761)
Settlements with tax authorities	(70)	(305)
Expiration of the statute of limitations	(33)	(38)
Balance at December 31	$6,778	$5,619

For 2015, the amount shown as “additions for tax positions of prior years” relates primarily ($1,054 million) to the preliminary estimate of uncertain tax liabilities for acquired Alstom businesses. Of the total 2015 additions for tax positions of prior years, $445 million relates to amounts that would not affect tax expense if recognized.

We classify interest on tax deficiencies as interest expense; we classify income tax penalties as provision for income taxes. For the years ended December 31, 2015, 2014 and 2013, $48 million, $(68) million and $22 million of interest expense (income), respectively, and $(4) million, $(45) million and an insignificant amount of tax expense (income) related to penalties, respectively, were recognized in the Statement of Earnings.

DEFERRED INCOME TAXES

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases, as well as from net operating loss and tax credit carryforwards, and are stated at enacted tax rates expected to be in effect when taxes are actually paid or recovered. Deferred income tax assets represent amounts available to reduce income taxes payable on taxable income in future years. We evaluate the recoverability of these future tax deductions and credits by assessing the adequacy of future expected taxable income from all sources, including reversal of taxable temporary differences, forecasted operating earnings and available tax planning strategies. To the extent we do not consider it more likely than not that a deferred tax asset will be recovered, a valuation allowance is established.

We have not provided U.S. deferred taxes on cumulative earnings of non-U.S. affiliates and associated companies that have been reinvested indefinitely. These earnings relate to ongoing operations and, at December 31, 2015 and 2014, were approximately $104 billion and $119 billion, respectively. Most of these earnings have been reinvested in active non-U.S. business operations and we do not intend to repatriate these earnings to fund U.S. operations. Because of the availability of U.S. foreign tax credits, it is not practicable to determine the U.S. federal income tax liability that would be payable if such earnings were not reinvested indefinitely. Deferred taxes are provided for earnings of non-U.S. affiliates and associated companies when we plan to remit those earnings.

Aggregated deferred income tax amounts are summarized below.

December 31 (In millions)	2015	2014

Assets
GE	$20,539	$19,942
GE Capital	4,643	8,048
	25,182	27,990
Liabilities
GE	(12,873)	(11,170)
GE Capital	(9,204)	(10,638)
	(22,077)	(21,808)
Net deferred income tax asset (liability)	$3,105	$6,183

COMPONENTS OF THE NET DEFERRED INCOME TAX ASSET (LIABILITY)

December 31 (In millions)	2015	2014

GE
Principal pension plans	$8,051	$7,859
Other non-current compensation and benefits	4,133	3,427
Provision for expenses	2,827	2,765
Retiree insurance plans	2,122	3,462
Non-U.S. loss carryforwards(a)	1,940	738
Contract assets	(5,143)	(4,539)
Intangible assets	(3,192)	(2,364)
Depreciation	(1,688)	(1,226)
Investment in global subsidiaries	(915)	(979)
Other – net	(469)	(371)
	7,666	8,772
GE Capital
Operating leases	(3,863)	(3,763)
Financing leases	(1,665)	(1,899)
Intangible assets	(103)	(53)
Non-U.S. loss carryforwards(a)	2,262	2,974
Investment in global subsidiaries	5	2,060
Other – net	(1,197)	(1,909)
	(4,561)	(2,590)
Net deferred income tax asset (liability)	$3,105	$6,183

(a) Net of valuation allowances of $2,184 million and $2,015 million for GE and $109 million and $19 million for GE Capital, for 2015 and 2014, respectively. Of the net deferred tax asset as of December 31, 2015, of $4,202 million, $10 million relates to net operating loss carryforwards that expire in various years ending from December 31, 2016 through December 31, 2018; $472 million relates to net operating losses that expire in various years ending from December 31, 2019 through December 31, 2035 and $3,720 million relates to net operating loss carryforwards that may be carried forward indefinitely.